SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Fidelity Advisor Series VIII (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

I M P O R T A N T

PLEASE CAST YOUR VOTE NOW!
FIDELITY INVESTMENT TRUST:
FIDELITY INTERNATIONAL CAPITAL APPRECIATION FUND
Dear Shareholder:
A special meeting of shareholders of the Fidelity fund mentioned above will be held on June 11, 2025. The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the fund and your investment in it. As a shareholder and a valued Fidelity customer, you can make your voice heard.
Proxy campaigns are costly, so your timely vote will help to control proxy expenses that are borne by shareholders. This letter and accompanying proxy statement contain important information about the proposal and the materials to use when casting your vote.
Please read the enclosed proxy materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.
The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that the proposal is in the best interests of shareholders:
Proposal – to merge Fidelity International Capital Appreciation Fund into Fidelity Advisor International Capital Appreciation Fund
The Trustees recommend that you vote for the proposal.
The following Q&A is provided to assist you in understanding the proposal. The proposal is also described in greater detail in the enclosed proxy statement.
Voting is quick and easy. To cast your vote, you may:

•    Visit the website indicated on your proxy card(s), enter the control number found on the card(s), and follow the online instructions, OR

•    Call the toll-free number indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded instructions, OR;

•    If you have received a paper copy of the proxy card(s), complete the proxy card(s) and return the signed card(s) in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at the toll-free number on your proxy card(s). We will be glad to help you submit your vote. Thank you for voting your shares and for your confidence in entrusting Fidelity with your investments.
Sincerely,

Robert A. Lawrence
Acting Chairman

Important information to help you understand and vote on the proposal
Please read the full text of the proxy statement. We have provided a brief overview of the proposal to be voted upon below. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.
What proposal am I being asked to vote on?
You are being asked to vote on the following proposal:
Proposal – As more fully described in Proposal 1 in the attached proxy statement, shareholders of Fidelity International Capital Appreciation Fund are being asked to approve merging the fund into Fidelity Advisor International Capital Appreciation Fund by approving an Agreement and Plan of Reorganization.

Target Fund	Acquiring Fund
Fidelity International Capital Appreciation Fund	Fidelity Advisor International Capital Appreciation Fund

Has the Board of Trustees approved the proposal?
Yes. The Board of Trustees of has carefully reviewed the proposal and approved the Agreement and the Reorganization. The Board of Trustees unanimously recommends that you vote in favor of your fund’s Agreement and Plan of Reorganization by approving the Proposal. If shareholder approval of the Agreement cannot be achieved, Fidelity may consider other options for the fund.
What are the reasons for and advantages of the proposed Reorganization?
We believe, and the Board of Trustees unanimously agreed, that the Reorganization, also known as a merger, is in the best interest of shareholders. The Board of Trustees considered the following factors, among others, in determining to recommend that you vote in favor of your fund’s Reorganization by approving the Proposal.
The Board considered that the merger will permit Fidelity International Capital Appreciation Fund shareholders to pursue a similar investment objective and identical investment strategies in a larger fund with lower expenses.
The Board also considered that based on the pro forma expense data shareholders of Fidelity International Capital Appreciation Fund would have benefited from an expense reduction of approximately 2 basis points (including performance fees). The Board also considered that variability in performance fees over time and between the two funds may cause fluctuations in expense impacts over different time periods. The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.
For more information about reasons for the Reorganization, please refer to the section entitled “The Proposed Transaction – Reasons for Reorganization.”
For more information about fees and expenses of the Target and Acquiring Fund and the pro forma expenses of the related combined fund, both including and excluding performance adjustments, please refer to the sections entitled “Annual Fund and Class Operating Expenses” (including performance adjustments) and “Attachment 1” (excluding performance adjustments).
Do the Target and Acquiring Fund have similar investment objectives and policies?
Yes, the funds have similar investment objectives and identical investment strategies. Although the funds have similar investment objectives and identical principal investment strategies, there are some differences of which you should be aware. A comparison of the investment strategies is included in the attached proxy statement.
For more information, please refer to the section entitled “How do the funds’ investment objectives, strategies, policies, and limitations compare?”.
Who are the portfolio managers of each fund?
Sammy Simnegar is Portfolio Manager of Fidelity® International Capital Appreciation Fund and Fidelity Advisor® International Capital Appreciation Fund, both of which he has managed since 2008. He also manages other funds. Since joining Fidelity Investments in 1998, Mr. Simnegar has worked as an equity research analyst and portfolio manager. Mr. Simnegar is expected to continue to be responsible for portfolio management of the combined fund after the merger.
How will you determine the number of shares of the Acquiring Fund that I will receive?
Although the number of shares you own will most likely change, the total value of your holdings will not change as a result of the Reorganization.
The Target Fund will distribute shares of the Acquiring Fund to its shareholders so that each shareholder will receive the number of full and fractional shares of the Acquiring Fund equal in value to the net asset value of shares of the Target Fund held by such shareholder on the Closing Date.
The anticipated closing date for merger is on or about July 25, 2025, subject to shareholder approval of the Proposal.

For more information, please refer to the section entitled “The Proposed Transaction – Agreement and Plan of Reorganization” (for Fidelity International Capital Appreciation Fund).
What class of shares of the Acquiring Fund will I receive?
The class of shares you will receive if the Reorganization of your fund is approved will correspond to the class of shares you hold today. Holders of shares of the Target Fund, will receive Retail Class shares of the Acquiring Fund. Retail Class of the Acquiring Fund is being created to facilitate the Reorganization and will commence operations prior to the Closing Date of the Reorganization.
Is the Reorganization considered a taxable event for federal income tax purposes?
No. Each fund will receive an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes either to the Target Fund or the Acquiring Fund or to the shareholders of the funds.
For more information, please refer to the section entitled “The Proposed Transactions – Federal Income Tax Considerations” (for Fidelity International Capital Appreciation Fund).
What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the Reorganization is not approved?
To facilitate receiving a sufficient number of votes, we may need to take further action. Broadridge Financial Solutions, Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they receive the enclosed proxy materials to avoid additional mailings or telephone calls, as well as potentially increased expenses to the fund.
If shareholder approval of the Agreement cannot be achieved, Fidelity may consider other options for the Target Fund.
Who will bear the expenses associated with the proposal?
FMR will bear a portion of the one-time administrative costs associated with the Reorganization and the Target Fund will bear its applicable administrative costs associated with the Reorganization above those borne by FMR. For more information, please refer to the section entitled “Voting Information – Solicitation of Proxies; Expenses.”
What role does the Board play?
The Trustees serve as representatives of the funds’ shareholders. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.
General Questions on the Proxy
Who is Broadridge Financial Solutions, Inc.?
Broadridge Financial Solutions, Inc. is a third-party proxy vendor that has been hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not met (or the required vote is not achieved), the meeting may adjourn to a future date. The campaign attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be adjourned. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.
How many votes am I entitled to cast?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the Target Fund on the record date, with fractional dollar amounts entitled to a proportional fractional vote. The record date is April 14, 2025.
How do I vote my shares?
You can vote your shares by visiting the website indicated on your proxy card(s), entering the control number found on the card(s), and following the online instructions. You may also vote by touch-tone telephone by calling the toll-free number on your proxy card(s) and following the recorded instructions. In addition, if you have requested paper proxy materials, you may vote by completing and signing the proxy card(s) and mailing them in the postage-paid envelope. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call Fidelity at the toll-free number on your proxy card(s).

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card or form.
Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.
All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign,“Ann B. Collins, Trustee.”

IC2-PXL-0425 1.9919490.100

Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Fidelity Mutual Funds

Special Shareholder Meeting: June 11, 2025

Important proxy voting material is ready for your review.

Vote Now!

For shareholders as of April 14, 2025.

Ways to Vote

Log in to your Fidelity Account	Call 877-296-4941	Vote by June 10, 2025 11:59 PM ET

Control Number: 0123456789012345

Important Materials

Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus

How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Contact Us—We're Here to Help

800-343-3548

Please do not reply to this email. Our Fidelity Assistant may be able to help you find answers to many questions.

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Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

674322.15.0

©2019 FMR LLC

All rights reserved.

Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Fidelity Mutual Funds

Special Shareholder Meeting: June 11, 2025

Important proxy voting material is ready for your review.

Vote Now!

For shareholders as of April 14, 2025.

Ways to Vote

Go to Proxyvote.com	Call 877-296-4941	Vote by June 10, 2025 11:59 PM ET

Control Number: 0123456789012345

Important Materials

Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus

How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

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245 Summer Street, Boston, MA 02210-1133

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Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Fidelity INVESTMENTS

Fidelity Mutual Funds

Special Shareholder Meeting: June 11, 2025

Important proxy voting material is ready for your review.

Vote Now!

For shareholders as of April 14, 2025.

Ways to Vote

Go to Proxyvote.com	Call 877-296-4941	Vote by June 10, 2025 11:59 PM ET

Control Number: 0123456789012345

Important Materials

Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus

How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

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Fidelity Investments Institutional Operations Company LLC, 245 Summer Street, Boston, MA 02210

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©2020 FMR LLC All rights reserved.

Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Fidelity Mutual Funds

Special Shareholder Meeting: June 11, 2025

Important proxy voting material is ready for your review.

Vote Now!

For shareholders as of April 14, 2025.

Ways to Vote

Go to Proxyvote.com	Call 877-296-4941	Vote by June 10, 2025 11:59 PM ET

Control Number: 0123456789012345

Important Materials

Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus

---

How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Contact Us—We're Here to Help

Questions: If you have questions about viewing, saving, or printing your proxy materials, call 877-208-0098, Monday through Friday 8:30 a.m. – 7:00 p.m. ET.

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Fidelity Investments Institutional Operations Company LLC, 900 Salem Street, Smithfield, RI 02917

913273.3.0

Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Fidelity Mutual Funds

Special Shareholder Meeting: June 11, 2025

Important proxy voting material is ready for your review.

Vote Now!

For shareholders as of April 14, 2025.

Ways to Vote

Go to Proxyvote.com	Call 877-296-4941	Vote by June 10, 2025 11:59 PM ET

Control Number: 0123456789012345

Important Materials

Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus

How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Contact Us—We're Here to Help

800-544-6666

If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe® Acrobat® Reader is needed to view these documents.

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624840.9.0

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

•	Confirm that your e-mail account is still active.
•	Make sure that your e-mail inbox is not full (over its capacity).
•	If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.
•	Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Form of

Broadridge Touch–Tone Voting Script

1–877–296–4941

Generic Greeting:
“Thank you for calling the Automated Proxy Voting Service.”
Shareholder Hears:

“You must be calling from a touch–tone telephone in order to use this system and already have read the proxy statement and made your voting decisions.”

“Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.”

Shareholder presses “1” and hears:

“Let’s Begin.”

** If shareholder does not press anything two times they will hear after each non– response: “I have not received your response. Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.”

** If the shareholder does not press anything a third time they will hear: “Please call back when you have your proxy card available. Thank you for calling. Good–bye.”

Enter Control Number Script - Shareholder hears:

“Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

** After pressing the number 1; if shareholder does not enter a control number after one and/or two prompts, they will hear: “I have not received your response. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

** After pressing the number 1; if shareholder does not enter a control number after three prompts, they will hear: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”

Shareholder Enters Consolidated Control number:

You have entered your EZ Vote consolidated control number. This allows you to cast one consolidated vote for all of your accounts. All accounts will be voted in the same manner based on your voting instructions. To cast a consolidated vote for all of your accounts, press 1 now. To vote each of your accounts separately, press 2 now.

If shareholder presses 1 to vote consolidated, Script goes down Voting script:

If shareholder Press 2 to vote accounts separately, shareholder will hear:

You have elected to vote each of your account separately. You will find these accounts on the subsequent pages. Please note: that each account has it’s own control number. We are now ready to accept your vote for control number {---} (control number is read). Script goes to Proposal Voting

Script goes down to Voting Script

Valid Control Number: (See “Voting” Script)

Invalid (Input 1 or 2 times) less than 16 digits: “Sorry your input was invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

Invalid (input 1 or 2 times) more than 16 digits: “Sorry your input was invalid.” Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

Invalid control number (input 1 or 2 times): 16 digits: “Control number is invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”

Invalid Input = (Input 3 times) less than or more than 16 digits: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”

Invalid 16 digit control number (Input 3 times): “Control number is invalid. Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”

If shareholder calls back and tries to record a vote after Invalid Input = 3x. The following is heard: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.”

Valid control number, but Shareholder has already voted: “A vote has already been recorded for this control number. If you want to change your vote, press 1, if you do not want to change your vote press 2. (See “Enter Control Number Script).

If shareholder presses 1 – shareholder is directed to the “Voting” Script

Valid control number, but Shareholder has just voted a proxy with the same proposals: “The nominees and/or proposals for this control number are the same as your last proxy vote. If you would like to vote this control number in the same manner as the previous control number, press 1. If you would like to vote this control number differently, press 2.”

If shareholder presses 1 - shareholder goes to “Completed Proposal Voting” Script #2

If shareholder presses 2 - shareholder goes to “Voting” Script

Voting:

“Press 1 to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually, your vote will be cast as recommended by the Board of Directors. Press 2 if you will not vote on each item individually.”

If shareholder doesn’t make a selection: the first two times the shareholder hears: “I have not received your response” followed by a repeat of “Voting” Script; Upon the third non–response the shareholder hears “We have not recorded a vote - good–bye” and the call ends

Shareholder presses:	Shareholder hears:
1	“If you wish to vote for all nominees press 1. To withhold all nominees, press 2. To withhold specific nominees, press 3.” Upon selection shareholder goes to “Nominee Vote Script”
2	Shareholder goes to “Completed Proposal Voting” Script #2
Nominee Vote Script: (Trustee election proposal)

Shareholder presses:	Shareholder hears:
1	“Proposal Voting.” Goes to “Proposal Vote Script”.
2	“Proposal Voting.” Goes to “Proposal Vote Script”.
3

“To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.”

After each election shareholder hears: “O.K. If you wish to withhold another nominee enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.”

Upon entering ‘00’ shareholder goes to “Proposal Vote Script.”

(Continued and confirmed for each nominee(s))

See Confirm Options below.

Proposal Vote Script:
If there are not additional proposals, Shareholder hears:
“There are no proposals for this proxy vote.” Goes to “Completed Proposal Voting” Script 2
If there are additional proposals, Shareholder hears:

“(There are/There is)<#Proposals> (additional) proposal[s] to vote on.” Before each proposal the Shareholder will hear “We are ready to accept your vote for proposal <n>.”

The selections are:

For/Against/Abstain

For/Against

For/Abstain

For/Withhold

For/Against/Withhold

For/Against/Abstain Script:

“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3.”

**Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/abstain]

For/Against Script:
“If you are voting for this proposal, press 1. If you are voting against this proposal press 2.”

**Based on the shareholder’s selection, the prompt will confirm their choice of [for/against]. See Confirm Options below.
For/Abstain Script:

“If you are voting for this proposal, press 1. If you wish to abstain press 2.”

**Based on the shareholder’s selection, the prompt will confirm their choice of [for/abstain].

See Confirm Options below.

For/Withhold Script:

“If you are voting for this proposal, press 1. If you wish to withhold press 2.”

**Based on the shareholder’s selection, the prompt will confirm their choice of [for/withhold].

See Confirm Options below.

For/Against/Withhold Script:

“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3.”

**Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/withhold].

See Confirm Options below.

Completed Proposal Voting:

Script 1: “You have completed Proposal Voting”

Script 2: “One moment, while I log your ballot. A vote has been recorded for control number <Control Number>.”

This text will be heard following the final proposal on the voting ballot.

Confirm Options:

“Let me confirm.” [If shareholder pressed 2 in the “Voting” section to not vote each item individually he/she will hear: “You have elected to vote as the Board recommends” before the vote is summarized as detailed immediately below:

If shareholder pressed 2 in the “Voting” section to not vote each item individually, when vote is summarized, he/she will hear “No vote has been recorded {proposal #} for non applicable proposals.]

Nominee Confirmation: Proposal Confirmation:

[You have voted for all nominees]/

[You have voted to withhold all nominees]/

[You have voted to withhold specific nominees.

You have voted to withhold nominee

## (Repeated as necessary)]

“You have voted [For/Against/to Abstain from]

Proposal ##.”

(Repeated as necessary)

Vote Logged	Script:
Vote is sent to mainframe

“If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3.”

If shareholder presses 1: Shareholder then goes to “Vote Another?” Script.

If shareholder presses 2: they are directed to the “Voting” Section.

If shareholder presses 3: they are directed to the “Confirmation Options” Section.

Vote Another?:	Script:
Shareholder wants to/does not want to vote on another proposal.

“If this concludes your business press 1, if you would like to vote another proxy press 2.”

If shareholder presses 1: “All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Good–bye.”

If shareholder presses 2: Shareholder is directed to “Enter Control Number Script” Section.

Error Messages:
Auto Proxy Unavailable Error:	“We are sorry. The Automated Proxy Voting Service system is unavailable at this time. Please try your call again later.”
Meeting Date has passed:	“Sorry, the control number you entered is no longer valid.
Control number no longer valid:	“Sorry, the control number you entered is no longer valid.
Invalid Control Number entered 3 times:	“Sorry, since your entry of the Control Number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.”

FORM OF

BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Prior to entering a control number at www.proxyvote.com/proxy, shareholder sees Screen 1]

Text – (centered )

Proxy Vote

Text - centered

POWERED BY {logo} Broadridge

Text – (centered )

Make your vote count today.

Text – (centered)

Enter ProxyVote.com below with your control number or sign in.

Page is divided into 2 sections

Left hand side

Vote without signing in

Enter Your Control Number:

Input - (indented)

[box in which to enter your control number appears here]

Question mark in which circle follows the box in which to enter control number:

If shareholder clicks “?”, a pop-up box with the following language appears:]

Postal Mail Recipients

Please enter your control number which is labeled as such or is located in a box with an arrow

E-Mail Recipients

Your Control Number can be found next to the field labeled “Control Number” in the body of your email.

Forgot your control Number? Sign in or Create an Account

Centered orange box: Get Started

[If shareholder clicks on “Get Started” before inputting a valid control number, the following error message appears:]

No control number entered: “Caution symbol” Please enter your control number to continue.

Invalid Control number entered: “Caution Symbol” We weren’t able to verify the control number you entered. Please re-enter the number or contact your financial institution for more help.

Control number entered is not 13 or 16 digits: “Caution Symbol” Control number should be 13 or 16 digits.

[If shareholder clicks on “Get Started” after inputting a valid control number, Screen 2 appears.]

If shareholder already has a proxyvote account set up and does not sign into their account, they will receive the following pop up message:

Blue banner with which text: !We see that you have a ProxyVote account. Sign in below, or skip sign in to go straight to the agenda.

White X will close the pop up if shareholder chooses to sign in

If shareholder click the ‘skip sign in’ url they will be brought directly to agenda page

If shareholder clicks link to Create an Account they are brought to the Create an Account page.

Heading: ProxyVote logo | Powered by Broadridge

<Sign In               Create an account – White circle with blue question mark        *Required Field

If shareholder clicks on the question mark the following pop up appears

Why Create a ProxyVote Account?

You’ll be able to enter ProxyVote.com without a Control Number and access all of the open meeting agendas you are eligible to vote.

Shareholder inputs information in white boxes

Your first name*	Email address*
Your last name*	Choose a password* (Minimum 8 characters, 1uppercase letter,
1 lowercase letter, 1 number, 1 special character)
Mobile number with country code (optional)	Re-enter password*

White Box: By checking this box, I agree to the Terms and Conditions for creating a ProxyVote account and to receive emails regarding my account.

When shareholder clicks the box the following pop up window opens:

ProxyVote Account Establishment Terms

This website and mobile application (“ProxyVote”), is a service of Broadridge and its affiliates, and is offered to you conditioned upon your acceptance of the terms and conditions set forth in the Terms of Use and Linking Policy, our Privacy StatementOpens in new window and the additional terms set forth below (the “ProxyVote Terms”).

We operate and host ProxyVote on behalf of our bank, broker/dealer, and issuer clients. ProxyVote is being provided as an administrative convenience to users, and the platform and its contents do not constitute an independent solicitation by Broadridge or its clients. We may collect personal information that you provide on ProxyVote, which may include the log-in email address and password you provide when you create an account on ProxyVote, as well as information you may provide to “link” accounts held through multiple clients to ProxyVote. This data is being collected by Broadridge, not directly, but on behalf of our clients, to enable us to provide services through ProxyVote. All personal information collected via ProxyVote is Confidential Information of each client where you have an account, and Broadridge may share such information with such clients upon request.

When you create an account on ProxyVote, and “link” any accounts held through multiple clients, you instruct Broadridge, and Broadridge will, on behalf of our clients, display data for multiple meetings relating to different client Control Numbers assigned to you (found on your mailed Voter Instruction Form), using only your ProxyVote log-in email address and password.

When shareholder returns to the Create an account page, they must click the Create Account button: Orange box with white text: Create Account.

The following message appears: Green background with white text

Please verify your email. Check your email at the address you provided and click the “Verify My Email Address” button provided to return to ProxyVote.com, where you will have access to any available meetings. This verification will expire after 10 minutes. Didn’t receive your verification email? Resent Verification Email

Below email sample

From: registrar@proxyvote.com

Date: April 25, 2024 at 12:52:26 PM EDT

To: khoyt1107@gmail.com

Subject: Complete your ProxyVote account setup

Your account setup is almost complete!

To complete your new ProxyVote account setup, please verify this email address by pressing the “Verify My Email Address” button below. This verification email will expire after 10 minutes.

You will be taken to a screen that displays all of the meetings that you are currently eligible to vote, as well as links to update your settings.

Blue button with white text: Verify My Email Address

If you did not initiate this email by creating a ProxyVote account, you may ignore this email and the new account will not be created.

ProxyVote logo	Powered by Broadridge

When shareholder click the Verify my Email Address button they are brought directly to the welcome page on proxyvote.com (Screen 2 Meeting Agenda tab)

Right hand side of the Landing Page

Sign In To Your Account

Your email address

Input - (indented)

[box in which to enter your control number appears here]

Your password

Input - (indented)

[box in which to enter your password appears here]

Forgot Your password?

If shareholder clicks the link Forgot Your password, the following pop up appears:

Text centered: Enter Your Email Address

 An email will be sent to you with a verification code. Enter that code and your new password on the Reset Password Page.

Heading: Email address

Box in which to enter your Email address

Blue button with white text: Submit

Orange button with white text: Sign In

If shareholder signs in with incorrect email address or password they receive the following message:

!Invalid email address and/or password. Please try again or create an account.

Hit the X to get out of the message

If shareholder successfully enters their Email address and password they are brought to Screen 2 by hitting the Sign In button (Orange box with white text: Sign In

What is a proxy vote? Followed by a question mark. If shareholder clicks the ? the following pop-up opens

If shareholder does not have an account and wants to set up an account, they can click the following:

Blue Box with white text: Create an Account

Shareholder is brought to the Create an Account page (see above steps to create an account)

What is a proxy vote?

Public companies and mutual funds hold shareholder meetings where key issues on business strategy or how the organization is governed are discussed. Shareholder meeting attendees are asked to vote on issues that impact the future direction of the company or fund. And while many shareholders do not attend these meetings, they are still able to have their voice heard by voting by proxy.

Go to www.shareholdereducation.com to learn more.

To access materials without a control number: Click Here (link appears here} to view Proxy Materials or Information Statements for the Fidelity funds. [If shareholder clicks on “Click here”, they are taken to the Proxy Materials web page at materials.proxyvote.com.]

Protected by reCAPTCHA and Google’s Privacy and Terms

© 2024 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association. All other trademarks belong to their respective owners.

Links right justified	Accessibility Statement	Privacy Statement	Terms of Use & Linking Policy.

SCREEN 2 – Meeting Agenda tab

Shareholder has an account

[Upon entering valid email address and password on page 1, shareholder sees screen 2]

Blue banner with white text. Left Justified

Sign In/Create Account                 Exit ProxyVote

If shareholder clicks Exit ProxyVote, this pop up appears:

Text centered:

Exit ProxyVoteAre you sure you want to sign out?                  If you have any unsaved changes, they will be lost.

White button blue text centered:

No, Cancel

If shareholder selects No, Cancel they are brought back to voting page

Blue button white text:

Yes, Sign Out Now >

If shareholder select Sign Out Now they are brought back to the landing page to enter control number

Blue X in upper right hand corner of pop up

If Shareholder clicks blue X, Shareholder is brought back to agenda page

ProxyVote logo centered

2 tabs:      My Meetings       Investor Education

Greeting:   Hello,   {shareholder name}!

My Available Meetings

Enter your control number

Blank box      Blue box with white text Get Started

If shareholder enters a control number and hits the ‘Get Started’ button they are brought to the Agenda page

Here are the meetings you can vote

3 tabs

Active Meetings        Recently Voted Meetings             Past Meetings –

Note: Shareholder is in the Active Meetings tab which is underlined

Search active meetings   -   Shareholder can enter their control number here. This will not populate unless shareholder does have other active meetings.

Blank box with magnifying glass symbol

The following meetings are available now for you to vote. They are ordered by voting deadline date.

To access other meetings you may link a new investment account or enter a control number above.

If shareholder click the ‘link a new investment account’ url, they are brought to the My Settings page.

Text Centered: My Settings

These settings will apply to all your linked accounts across any investment entities you have associated with ProxyVote.com

My Account is underlined and active

First name

{shareholders name}

Last name

{shareholders last name}

Email address

{shareholder email address}

Mobile number (optional)

Will be displayed if previously provided

Password

***** (masked)

Blue button white text: small pencil icon Edit

Shareholder can update their account information above

Linked Accounts

Financial institutions named here if applicable

Linked by method of linking an account. Either by control number or by email address

Account number ******** (masked) icon unlink

If shareholder clicks the unlink icon the following pop up message appears

Unlink Account

Are you sure you want to unlink this account? This action cannot be undone.

White box blue text: No, cancel	Blue box white text Yes, unlink this account

Dark bolded line

Blue circle with white + Add a new email address linked to another investment account

When shareholder click the +

Enter a new email address

White box

Blue Submit button

Blue circle with white +

Add a control number linked to another investment account

Enter your control number

White box to input

Enter postal code

Which box to input

Blue submit button

Fund name	Blue button with white text: Vote>

Meeting

Voting Deadline: MM DD, YYYY

Control # xxxxxxxxxxxxxxxx

When shareholder hits the Vote button they are brought to the Agenda page for voting

If shareholder selects the Recently Voted Meetings tab

Message displayed if not applicable: You have no recently voted Meetings

If shareholder has a meeting they recently voted on

Fund name

Meeting

Control # xxxxxxxxxxxxxxxx

If there are no recently voted meetings the message displayed is: You have no recently voted meetings

If shareholder selects the Past Meetings tab

Search past meetings

Blank box with magnifying glass symbol

The following meetings are now closed. They are ordered by meeting date.

Fund Name	Blue button with white text: Review Your Vote>

Meeting Date: mm dd, yyyy

Control # xxxxxxxxxxxxxxxx

If shareholder clicks the Review Your Vote button they are brought to the agenda page for that control number.

SCREEN 2 – Meeting Agenda tab

Shareholder does not have an account and entered their control number on Page 1

Text Centered – Grey Banner

Applicable {FIDELITY FUND NAME} for a single control number or {Blank} upon entering a consolidated control number

{Tabs - Centered}

My Meetings	Meeting Agenda	Learn Before You Vote

Meeting Agenda Tab is underlined. This is the current view

Learn Before You Vote Tab brings shareholder to Screen 3

Text - (Centered)

[YYYY] [year of shareholder meeting appears here] Special Meeting

To be held [DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Meeting Agenda

Not Voted / Voted

Vote by {Month DD, YYYY} 11:59 p.m. EDT / EST

Documents to Review Before You Vote: {Question mark in blue circle)

Upon clicking question mark: In advance of a meeting of shareholders, the company is required to provide proxy materials digitally or physically to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

ICON {Piece of paper with folded right corner}

One ICON represents each applicable document e.g., Proxy statement, Prospectus

Hyperlink to Proxy Statement

Pop up appears upon clicking on materials link:

This link will open a page outside of ProxyVote.com

Don’t worry    -    ProxyVote.com will remain open in this window for you to return and finish your session.

Shareholder click blue X to exit pop up

White box blue text  –   Cancel          -         Pop up window closes

Blue box white text  –  Continue >     -       Shareholder is brought to proxy material

Notice and Access link to request materials

Hyperlink underlined: Request Printed Materials for this Meeting >

Pop Up box Opens

Blue X in right hand corner will close this box.

Request Printed Materials

The following documents will be delivered to the mailing address you have on file for this account:

Radio Button with applicable materials {Proxy Statement}

Open Box Deliver printed documents for all meetings associated with your account.

A check mark populates when shareholder clicks this box

Hyperlink in white text in blue box: Send Printed Documents >

After selecting the Send Printed Documents link the following box opens

Your request for materials has been submitted. Green check within a green circle

Blue X in right hand corner will close this box

If shareholder makes additional request for hard copy the following message appears in red text preceded by a red triangle caution symbol: You have a pending request on file.

Text - (left justified)

Proposal(s)

Text - (left justified)	Text right justified (if not consolidated)
Mark your selections below, using the options on the right side of the page.	Shares available: x.xxxxx

Text (left justified) if Consolidated control number:

Grey Banner

You have multiple investments which are grouped together and can be voted the same way or voted individually.

Vote Options are right justified

Radio button Group Proposals Radio Button Vote Individually

*see below for details

01. [Title of proposal will be inserted].
Text - (left justified)
Vote Board of Trustees:
Text (right justified)
Box: Vote Trustees individually*
Radio Button For All Radio Button Withhold All
[Name of nominee for Trustee election]
[Name of nominee for Trustee election]
[Name of nominee for Trustee election]
Board Recommendation: For

[If shareholder selects the “Vote Trustees Individually” button, the Trustee list is expanded as shown below:

[Name of nominee for Trustee election]	[FOR][WITHHOLD]
Board Recommendation: For

[Name of nominee for Trustee election]	[FOR][WITHHOLD]
Board Recommendation: For

[Name of nominee for Trustee election]	[FOR][WITHHOLD]
Board Recommendation: For

02. [Title of proposal will be inserted].
Text - (left justified)	Radio Buttons Right Justified: For Against Abstain
Board Recommendation: [For / Against]

03. [Title of proposal will be inserted].
Text - (left justified)	Radio Buttons Right Justified: For Against Abstain
Board Recommendation: [For / Against]

04. [Title of proposal will be inserted].
Text - (left justified)	Radio Buttons Right Justified: For Against Abstain
Board Recommendation: [For / Against]

Right justified: X within a circle – Reset. If this button is selected pop up message appears: Click this icon to reset your voting choice

For Proxy Cards

Text right justified
By clicking Submit Vote, I am hereby appointing a proxy When shareholder clicks link to ‘appointing a proxy’ the following pop up appears. Click Blue “X” to close

Text Centered:

Appointee Designation

Click the submit vote button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Right justified Blue Box: “Submit Vote” button

Shareholder will exit by clicking the blue X
Return to the Meeting Agenda page

*If shareholder selects: Vote Individually button, the Fund Names will populate

Text Left justified

FIDELITY FUND NAME

Control # XXXXXXXXXXXX1234

01. [Title of proposal will be inserted].
Text - (left justified)
Vote Board of Trustees:
Text (right justified)
Box: Vote Trustees individually
Radio Button For All Radio Button Withhold All
Election of Trustee: [Name of nominee for Trustee election]
Election of Trustee: [Name of nominee for Trustee election]
Election of Trustee: [Name of nominee for Trustee election]
Board Recommendation: For

[If shareholder selects the “Vote Trustees Individually” button, the Trustee list is expanded as shown below:

1. Vote Board of Trustees:
Election of Trustee: [Name of nominee for Trustee election]
Board Recommendation: For
[FOR][WITHHOLD]

Election of Trustee: [Name of nominee for Trustee election]
Board Recommendation: For
[FOR][WITHHOLD]

Election of Trustee: [Name of nominee for Trustee election]
Board Recommendation: For
[FOR][WITHHOLD]

02. [Title of proposal will be inserted].
Text - (left justified)	Radio Buttons Right Justified: For Against Abstain
Board Recommendation: [For / Against]

03. [Title of proposal will be inserted].
Text - (left justified)	Radio Buttons Right Justified: For Against Abstain
Board Recommendation: [For / Against]

04. [Title of proposal will be inserted].
Text - (left justified)	Radio Buttons Right Justified: For Against Abstain
Board Recommendation: [For / Against]

Right Justified - Button with Blue Text
Reset All
When shareholder click Reset All, pop up appears:
Reset All Proposals. This will clear all the voting choices you have made so far on this page. Are you sure you want to continue?

White box – blue text: No Cancel	Blue box – white text – Yes, Reset All

For Consolidated: If Fund is not voting on a proposal, the non- applicable proposals will be displayed as follows: Text left justified

{proposal #} Proposal text: Not Applicable	{No voting buttons}

For Proxy Cards Text right justified

By clicking Submit Vote, I am hereby appointing a proxy When shareholder clicks link to ‘appointing a proxy’ the following pop up appears. Click Blue “X” to close

Text Centered:

Appointee Designation

Click the submit vote button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Right justified Blue Box: “Submit Vote” button

If shareholder leaves a proposal unvoted the following pop up appears:

Text centered

Just a moment…

We noticed that you left at least one proposal unvoted. Please note that any unvoted proposals will be counted as voting with the Board of {Trustees}

Shareholder can select blue X to exit the pop up

Shareholder can select Submit. If Submit is selected, the shareholder is sent back to the Thank you Page Screen 4.

Text - (centered)

{copyright symbol} 2023 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association. All other trademarks belong to their respective owners.

Links - (right justified)          Accessibility Statement       Privacy Statement         Terms of Use & Linking Policy

SCREEN 3 – Learn Before You Vote Tab

Blue banner with white text. Left Justified

Control #************1234 Sign Out

See Screen 2 for Sign Out button functionality

Text Centered

Applicable {FIDELITY FUND NAME} for a single control number or {Blank) upon entering a consolidated control number or clicking the smartlink from their email.

2 Tabs open

Meeting Agenda tab      Learn Before Your Vote

Learn Before You Vote tab is underlined. This is the active page

YYYY Special Meeting

To be held Day, Month DD, YYYY {Meeting Date}

Documents to Help You Learn Before You Vote {Blue Circle with question mark}

If shareholder clicks the “?”, a pop-up box with the following language appears:]

In advance of a meeting of shareholders, the company is required to provide proxy materials digitally or physically to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

{Text: Centered}

Be more informed before making your vote count. Download and read these helpful documents to learn more about the proposals we’re asking our shareholders to vote on.

ICON – Piece of paper with folded right hand corner

Hyperlink to Proxy materials

One ICON represents each applicable document e.g., Proxy statement, Prospectus

Notice and Access link to request materials

Hyperlink underlined: Request Printed Materials for this Meeting >

Pop Up box Opens

Blue X in right hand corner will close this box.

Request Printed Materials

The following documents will be delivered to the mailing address you have on file for this account:

Radio Button with applicable materials {Proxy Statement}

Open Box Deliver printed documents for all meetings associated with your account.

A check mark populates when shareholder clicks this box

Hyperlink in white text in blue box: Send Printed Documents >

After selecting the Send Printed Documents link the following box opens

Your request for materials has been submitted. Green check within a green circle

Blue X in right hand corner will close this box

If shareholder makes additional request for hard copy the following message appears in red text preceded by a red triangle caution symbol: You have a pending request on file.

Proxy Card Text Centered:

Appointee Designation

Click the submit vote button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Footer Text (Centered)

© 2023 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association. All other trademarks belong to their respective owners.

Links right justified:	Accessibility Statement	Privacy Statement	Terms of Use & Linking Policy

Screen 4 - Vote Submission Page

[Upon casting a vote by clicking “SUBMIT VOTE” on Screen 2, shareholder sees Screen 4]

Text - (Centered)

YYYY Special Meeting

To be held Day, Month DD, YYYY

Voted

Thank you for voting!

Your selections have been submitted successfully

(Applicable for Other Investments)

Please scroll down to see additional positions are available for voting.

Box with Printer Icon – Blue text: Print My Voting Choices Blue Box with white text Back to Agenda >

If shareholder chooses Print My Voting Choices, the Print box opens and shareholder proceeds to print the page

If shareholder chooses Back to Agenda button shareholder is brought back to Voting Screen 2.

Text within Box – Would you like to receive an email with your voting choices?

Label: Your email address

Box where shareholder enters their email address

Blue Box with white text: Send Email >

After shareholder enters their email address pop up box opens: The email with your voting choices has been sent. Green circle with green checkmark.

Shareholder clicks the blue X to close the window

Box where shareholder can enter another control number.

Label: Enter another control number

Box where shareholder enters the control number

Blue box with white text: Vote This Control Number >

After shareholders enters their next control number, they are brought back to the Agenda page

Text centered:

More options for this meeting (if applicable)

Enter another control number followed by blank box            Blue Box with White Text:    Vote This Control Number>

The following centered text appears for unvoted positions:

[Lists unvoted accounts with the same TIN and email address as the control number just voted]

Text centered:
You have other active meetings to vote:

Text left justified	Right Justified
Fidelity Funds – YYYY Special Meeting
Meeting to be held {Month Day, YYYY}	Blue Box: Vote>
Control # XXXXXXXXXXXX3456

Fidelity Funds – YYYY Special Meeting
Meeting to be held {Month Day, YYYY}	Blue Box: Vote>

Control # XXXXXXXXXXXX7890

Upon choosing the Vote> button, shareholder is brought to the voting page. Only applicable proposals appear.

If E-delivery shareholder has additional proxies to vote, the following will appear:

Text centered: You have other active meetings to vote:

Text left justified	Right justified Blue box with white text:
Fidelity Funds – YYYY Special Meeting
Meeting to be held {Month Day, YYYY}	Blue Box: Vote>
Control # XXXXXXXXXXXX3456

Upon choosing the Vote> button, shareholder is brought to the voting page. Only applicable proposals appear.

The following centered text appears for voted positions in jobs whose meeting date is in the future

Review or Change your recently voted meetings:

Text left justified	Right justified Blue box with white text:
Fidelity Funds – YYYY Special Meeting
Meeting to be held {Month Day, YYYY}	Blue Box: Review/Change>
Control # XXXXXXXXXXXX3456

If shareholder selects Review / Change button shareholder is brought back to Screen 2 Voting Page

The following centered text appears for positions in meetings that are now closed. These disappear one week after meeting date
Review your closed meetings:
Text left justified	Right justified Blue box with white text:
Fidelity Funds – YYYY Special Meeting
Meeting to be held {Month Day, YYYY}	Blue Box: Review
Control # XXXXXXXXXXXX3456

Text centered: Thank you for Voting!

Shareholder can select Back to Agenda

FIDELITY FUND NAME

YYYY Special Meeting

Meeting to be held Month DD, YYYY

Control # XXXXXXXXXXXX1234

Footer Text (Centered)

© 2023 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association. All other trademarks belong to their respective owners.

Links – right justified                         Accessibility Statement     Privacy Statement     Terms of Use & Linking Policy

Misc.

If shareholder remains inactive on site the following pop up will appear

Your session is about to expire.

To continue using ProxyVote.com, click Continue below. Otherwise,

click Sign Out to exit ProxyVote.com.

White button with Blue Text: Sign Out

Blue button with white text: Continue>

If shareholder selects Continue they are brought back to most current page

If shareholder select Sign Out they are brought back to the log in page

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1, a new window will open that presents information in the following format.]

MATERIAL HOSTING PAGE:

Text - (centered)

Fidelity funds

Proxy Materials

Proxy Dated	Trust Name: Fund Name(s)	Link(s)
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

Text - (left justified)

©2023 Broadridge Financial Solutions, Inc. ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc. CUSIP is a registered trademark of the American Bankers Association. All other marks belong to their respective owners.

Links - (Right Justified)       Privacy Statement      Terms of Use and Linking Policy

VOTE RECORD EMAILS

EZ VOTE Consolidated – Vote each account individually

Vote Trustees as a group & Individually

SUBJECT LINE: Here are your voting choices

From: registrar@proxyvote

Thanks for voting!

{EXPANDED FUND NAME}
YYYY Special Meeting
To be held Day, Month DD, YYYY

Your voting directions for this meeting were received on {Month DD, YYYY at Hour:minute} p.m. ET.

Here's how you voted:

{EXPANDED FUND NAME}
Control #: xxxxxxxxxxxxxxxx

01. Vote Board of Trustees:

1 Election of Trustees: Trustee One 2 Election of Trustees: Trustee Two 3 Election of Trustees: Trustee Three You Voted: For / Withhold

02. This is Proposal 2.
You Voted: For / Against / Abstain

03. This is Proposal 3.
You Voted: For / Against / Abstain

04. Not Applicable

{EXPANDED FUND NAME}
Control #: xxxxxxxxxxxxxxxx

01. Vote Board of Trustees:

1 Election of Trustees: Trustee One You Voted: For / Withhold

2 Election of Trustees: Trustee Two You Voted: For / Withhold

3 Election of Trustees: Trustee Three You Voted: For / Withhold

02. This is Proposal Two.
You Voted: For / Against / Abstain

03. Not Applicable

04. This is Proposal 4
You Voted: For / Against / Abstain

Need to change your vote? Voting is open until Month DD, YYYY 11:59 p.m. ET

Vote Record – Single Account – Vote Directors Individually

SUBJECT: Here are your voting choices From: Registrar@proxyvote.com To: {shareholder}

Thanks for voting!

{EXPANDED FUND NAME}
YYYY Special Meeting
To be held Day, Month DD, YYYY

Your voting directions for this meeting (Control Number: xxxxxxxxxxxxxxxx) were received on {Month DD, YYYY} at {Hour:minute} a.m. / p.m. ET.

Here’s how you voted:	Shares available: x

01. Vote Board of Trustees:

1 Election of Trustee: Name One You Voted: For / Withhold

2 Election of Trustee: Name Two You Voted: For / Withhold

3 Election of Trustee: Name Three You Voted: For / Withhold

02. This is Proposal 2
You Voted: For / Against / Abstain

03. Not Applicable

Need to change your vote? Voting is open until {Month DD, YYYY} 11:59 p.m. ET

Proxy Voting Q&A posted on fidelity.com

Proxy Voting by Shareholders of Fidelity Funds

Thank you for investing with Fidelity!

A mutual fund is an investment company, and your investment in shares of a Fidelity mutual fund makes you a shareholder of the fund. As a shareholder, you are entitled to vote on matters presented at a fund’s shareholder meeting.

Mutual funds, like other companies, hold shareholder meetings to present and discuss important management decisions that require shareholder input, including proposed changes to fund services or certain policies.

•	You are entitled to one vote for each dollar of net asset value you own.

The Trustees of your Fidelity Fund— most of whom are not affiliated with Fidelity—are responsible for considering your interests as a shareholder.

•	One privilege of a mutual fund shareholder is to participate in electing the Trustees for your Fidelity Fund.

•	In turn, the Trustees, after careful review, may request your vote on other proposals that affect the fund and your investment in it.

We believe that voting by proxy online or by phone is the most convenient way for you to participate in a Fidelity Fund vote.

•	You can cast a proxy vote online, over the telephone, or through postal mail.

•	That way, your vote can be counted without your having to attend the meeting in person.

•	Or you may attend a shareholder meeting to vote in person.

We appreciate your placing your trust in Fidelity, and thank you for allowing us to help you achieve your financial goals.

+ Expand all - Collapse all

Frequently Asked Questions

+	What is proxy voting?
+	When will I receive the information I need to vote?
+	How can I submit a proxy vote?
+	I consented for eDelivery of proxy materials—is it possible to receive hard copy paper materials instead?
+	I used to enter a PIN when voting proxy—why is this no longer required?
+	I voted and I would like to change my vote—is this possible?
+	Does my vote matter?
+	Who are “Computershare”, “Broadridge” and D.F. King?
+	How can I opt out of telephone calls about shareholder proxy voting?

Frequently Asked Questions

- What is proxy voting?

When your vote is requested on proposals that affect the fund and your investment in it, you could, if you wanted, attend the shareholder meeting in person—or you could vote by proxy online or by phone. This way, your vote can be counted without your having to attend the meeting in person.

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-When will I receive the information I need to vote?

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

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-How can I submit a proxy vote?

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

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-I consented for eDelivery of proxy materials—is it possible to receive hard copy paper materials instead?

By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 800-343-3548. On the voting screen, you may also choose to change your eDelivery preferences for future proxy campaigns.

Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink® Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences. [if shareholder clicks on the “log in” icon a window appears where they can log in to NetBenefits and update their mail preferences.]

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-I used to enter a PIN when voting proxy—why is this no longer required?

By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

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-I voted and I would like to change my vote—is this possible?

Yes, you can vote again using the “Voted” link in the Action column as long as voting is still open. The latest valid vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

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Does my vote matter?

Your vote is extremely important, no matter how large or small your holdings may be.

In order to take action at a Fidelity Funds shareholder meeting, a quorum must be achieved. Quorum is achieved when a sufficient number of shareholders are represented in person or by proxy at the shareholder meeting. If quorum is not achieved, the meeting may adjourn to a future date.

Fidelity and/or a third-party proxy vendor attempts to reach shareholders via multiple mailings or emails to remind them to cast their votes. As the meeting date approaches, phone calls may be made to shareholders who have not yet voted.

Voting your shares immediately when you receive notification will help the meeting achieve quorum and minimize additional expense and efforts to contact you by email or phone to solicit your vote.

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-Who are “Computershare”, “Broadridge” and D.F. King?

The shareholder proxy voting process is typically managed on behalf of the Fidelity funds by a proxy vendor. Fidelity may hire a third-party proxy vendor to call shareholders and record proxy votes. Computershare, Broadridge and D.F. King are examples of third-party proxy vendors that may have been retained by the Fidelity Funds.

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-How can I opt out of telephone calls about shareholder proxy voting?

Please call Fidelity at 800-343-3548 to make this request.

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Log Into Your Accounts For Proxy Materials (if any)Log In Required . [if shareholder clicks on the “log in” icon a window appears where they can log in to NetBenefits for proxy materials.]

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Proxy Voting Q&A posted on institutional.fidelity.com

Learn More

What is Proxy Voting?

When will I receive the information I need to vote?

How can I submit a proxy vote?

I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

I used to enter a control number when voting proxy, why is this now no longer required?

I voted and I would like to change my vote, is this possible?

When can I expect to receive proxy materials?

Q: What is Proxy Voting?

A:

Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting.

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Q: When will I receive the information I need to vote?

A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

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Q: How can I submit a proxy vote?

A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Please note, online and telephone voting is available up until 11:59 PM EST on the day prior to the scheduled meeting. In order to vote on the day of the meeting, you must attend the meeting.

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Q: I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:

By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on institutional.fidelity.com.]

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Q: I used to enter a control number when voting proxy, why is this now no longer required?

A:

By using institutional.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

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Q: I voted and I would like to change my vote, is this possible?

A:

Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

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Proxy Help posted on institutional.fidelity.com

Proxy Materials Table

Proxy Type/Control Number

This column explains what type of shareholder meeting is taking place, and provides you with a unique control number that you’ll need to confirm your identity to submit a proxy vote. You might be asked to insert a security code in addition to the control number.

Due Date

The Due Date column reflects the meeting date minus one day. If you would like to cast a proxy vote online or by telephone, you will have the opportunity to do so up until 11:59 PM EST on the day prior to the scheduled meeting. If you would like to vote on the day of the meeting, you may do so by attending the meeting.

Status

The status column tells you which action you can take for a particular meeting, whether it’s casting a vote (Vote), changing a vote (Voted), or Meeting Closed.

Last Action Taken

This column shows the date on which you last voted or changed your vote, regardless of the method you used to submit your vote – by mail, telephone, or online.

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